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                                                                    EXHIBIT 10.2



                                 ACR GROUP, INC.
                             STOCK OPTION AGREEMENT

                                                                  300,000 SHARES


         This Stock Option Agreement (this "Agreement") is entered into by and between ACR Group, Inc., a Texas corporation (the "Company"), and Alex Trevino, Jr. ("Optionee") effective as of March 1, 1998, upon the following terms and conditions:

         1. Grant of Stock Option. The Company hereby grants to the Optionee options (the "Options") to purchase from the Company 300,000 shares of the Company's authorized and unissued common stock, par value $.01 per share ("Stock") at an exercise price of $2.24 per share (the "Exercise Price").

         2. Term. The Options granted herein may be exercised in whole or in part during the period beginning March 1, 2006. Notwithstanding the foregoing, all or a portion of the Options may become exercisable at an earlier date, as follows:

         (a) Options covering 75,000 shares of Stock shall become first exercisable upon and after the date which the Market Price (as hereinafter defined) of the Stock has been equal to or greater than $3.24 for ten (10) consecutive trading days;

         (b) Options covering an additional 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $4.24 for ten (10) consecutive trading days;

         (c) Options covering an additional 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $5.24 for ten (10) consecutive trading days; and

         (d) Options covering the final 75,000 shares of Stock shall first become exercisable upon and after the date which the Market Price of the Stock has been equal to or greater than $6.24 for ten (10) consecutive trading days.

         Upon the vesting of all or any portion of the Options on March 1, 2006, or earlier, as hereinabove provided, the Options so vested may be exercised in whole or in part and from time to time during the four (4) year period commencing on the date of vesting of such Options.

         The term "Market Price" as used herein shall mean the price of the Stock determined as follows: (i) the last reported sale price for the Stock on such day on the principal securities exchange on which the Stock is listed or admitted to trading or if no such sale takes place on such date, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Stock on the National Association of Securities Dealers SmallCap Market on such date, or, if there shall have

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been no trading on such date or if the Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any NASD member firm selected from time to time by the Company for such purpose; or (ii) if the Stock shall not be listed or admitted to trading as provided in clause (i) above, the fair market value of the Stock as determined in good faith by the Board of Directors of the Company. Upon the occurrence of an event or transaction described in subparagraph 7(b) hereof, Market Price shall mean the greater of (i) the price of the Stock as determined in the preceding sentence, or (ii) the fair market value of the consideration received by the holders of Stock of the Company in respect of one (1) share of Stock as a result of such event or transaction, as determined in good faith by the Board of Directors of the Company with respect to such consideration or portion thereof consisting of securities or property other than cash.

         4.       Restrictions on Right to Exercise Stock Options.

                  (a) In no event shall the Company be required to transfer fractional shares to the Optionee.

                  (b) In the event that the Optionee's status as an employee of the Company shall be (i) voluntarily terminated by the Optionee or (ii) terminated by the Company for Cause as defined in that certain Employment Agreement between the Company and Optionee dated effective as of March 1, 1998, all Options granted hereunder shall terminate ninety (90) days from the date on which the Optionee ceases to be an employee of the Company.

                  (c) No Option shall be exercisable unless the shares issuable on the exercise thereof shall have been registered under the Securities Act of 1933 and applicable state securities laws, or the Company shall have first received the opinion of its counsel that registration under such laws is not required in connection with such issuance. At the time of exercise, if the shares of Stock with respect to which Options are being exercised have not been registered under such laws, the Company may require the Optionee to give the Company whatever written assurance counsel for the Company may require that the shares of Stock are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under such laws is not required. Share certificates for Stock issued to the Optionee upon exercise of Options shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

         5. Limitations Upon Transfer. The Options and all other rights granted hereunder shall be exercised only by the Optionee, and the Options and all rights granted hereunder shall not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise), except by will or by the laws of descent and distribution. The Options and all rights granted hereby shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of such Options or any of such rights contrary to the provisions hereof, or upon levy of any attachment or similar process upon such Options or such rights, such Options and such rights shall immediately become null and void.

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Upon the death of the Optionee, all unexercised Options shall be transferred to the Optionee's estate and shall be entitled to be exercised in accordance with the terms hereof.

         6. Method of Exercise. Any exercise of Options shall be by written notice delivered by the Optionee to the Company, which written notice of exercise shall be accompanied by the aggregate purchase price for the shares with respect to which Options are being exercised. The purchase price of shares of Stock of the Company acquired upon the exercise of Options shall be paid by the Optionee in cash. The Company shall issue the shares of Stock covered by any such notice to the Optionee as soon as practicable after receiving such notice and the payment for the shares of Stock to be issued. All federal and state stock transfer taxes, if any, on the issuance and sale of such shares of Stock by the Company to the Optionee shall be borne and paid by the Optionee. The Optionee shall not be, nor have any rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of Options until certificates representing such shares of Stock shall have been issued and delivered to the Optionee.

         7.       Adjustments.

                  (a) Subject to any required action by the Company's Board of Directors or shareholders, the number of shares of Stock provided for in this Agreement and the price per share thereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company.

                  (b) In the event of (i) a dissolution or liquidation of the Company, (ii) a consolidation or merger in which the shareholders of the Company immediately prior to the merger or consolidation do not, immediately following any such consolidation or merger, own sufficient shares of the voting stock of the surviving corporation to elect a majority of the board of directors of the surviving corporation, (iii) a sale of all or substantially all of the assets of the Company, or (iv) a sale of at least a majority of the outstanding Stock of the Company to one purchaser, then this Agreement shall terminate; provided, however, that in any such event, the Optionee shall have the right immediately prior to any such event to exercise all Options which shall have become vested pursuant to Paragraph 2 hereof.

                  (c) Except as expressly provided in this Agreement, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, payment of any shares of any class, or by reason of any dissolution or liquidation, merger or consolidation, sale of all or substantially all of the assets of the Company, sale of a majority of the outstanding common stock of the Company, or the spinoff of assets or stock of another corporation.

                  (d) Any issue by the Company of shares of capital stock of any class, or securities convertible into shares of capital stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of the Company's

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Stock subject to this Agreement. The grant of Options pursuant to this Agreement shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, or sell or transfer all or any part of its business or assets.

         8. Miscellaneous. This Agreement shall inure to the benefit of and be binding upon the Company and the Optionee and their respective heirs, legal representatives, successors and assigns. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

         IN WITNESS WHEREOF, this Agreement has been executed and entered into effective as of the date first above set forth.

                                                 ACR GROUP, INC.


                                                 By: /s/ Anthony R. Maresca
                                                    ----------------------------
                                                 Name:  Anthony R. Maresca
                                                 Title:  Senior Vice President


                                                 OPTIONEE:


                                                 /s/ Alex Trevino, Jr.
                                                 -------------------------------
                                                 Alex Trevino, Jr.

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